Goodwill and Intangible Assets	12 Months Ended
Jun. 30, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
7. Goodwill and Intangible Assets
Goodwill
Goodwill is calculated as the excess of consideration transferred over the net assets recognized for acquired businesses and represents future economic benefits arising from the other assets acquired that could not be individually identified and separately recognized. The Company assesses goodwill for impairment at the reporting unit level annually on the first day of the fourth quarter and upon the occurrence of a triggering event or change in circumstance that would more likely than not reduce the fair value of a reporting unit below its carrying amount.
Goodwill is assigned to reporting units at the date the goodwill is initially recorded and is reallocated as necessary based on the composition of reporting units over time. During the fourth quarter of the fiscal year ended June 30, 2021, the Company completed its annual goodwill impairment test and elected to perform a qualitative assessment. The Company performed a quantitative goodwill impairment test at the reporting unit level during the year ended June 30, 2020. As a result of the impairment tests, no goodwill impairment was recognized for the years ended June 30, 2021, June 30, 2020, and June 30, 2019.
The following table shows changes in the carrying amount of goodwill by reportable segment for the years ended June 30, 2021 and 2020 (in millions):

	Medical	Industrial	Consolidated
Balance—June 30, 2019	$96.7	$414.9	$511.6
Acquisition of Capintec	6.0	—	6.0
Acquisition of Premium Analyse	—	4.3	4.3
Acquisition of Selmic	—	2.7	2.7
Acquisition of AWST	4.1	—	4.1
Translation adjustment	—	(6.1)	(6.1)

Balance—June 30, 2020	$106.8	$415.8	$522.6
Acquisition of Sun Nuclear	130.2	—	130.2
Acquisition of Biodex	11.1	—	11.1
Acquisition of Dosimetrics	1.6	—	1.6
Translation adjustment	(0.2)	16.2	16.0

Balance—June 30, 2021	$249.5	$432.0	$681.5

We do not expect goodwill to be deductible for income tax purposes.
Intangible Assets
Intangible assets consist of our developed technology, customer relationships, backlog, trade names, and non-compete
agreements at the time of acquisition through business combinations. The customer relationships definite lived intangible assets are amortized using the double declining balance method with estimated useful lives ranging from 6 to 17 years, while all other definite lived intangible assets are amortized on a straight-line basis over their estimated useful lives, most ranging from 1 to 10 years.
Many of our intangible assets are
not
deductible for income tax purposes. A summary of intangible assets and related accumulated amortization (in millions) is below:

		June 30, 2021
	Original Average Life in Years	Gross Carrying Amount	Accumulated Amortization	Net Book Value
Customer relationships	6 -17	$420.4	$(205.6)	$214.8
Developed technology	3 -16	184.5	(104.7)	79.8
Trade names	5 -9	47.4	(29.5)	17.9
Backlog and other	1 -9	40.6	(26.8)	13.8

Total		$692.9	$(366.6)	$326.3

		June 30, 2020
	Original Average Life in Years	Gross Carrying Amount	Accumulated Amortization	Net Book Value
Customer relationships	6-15	$358.5	$(170.5)	$188.0
Developed technology	3-16	130.0	(81.0)	49.0
Trade names	5-9	32.9	(22.4)	10.5
Backlog and other	1-9	22.8	(22.0)	0.8

Total		$544.2	$(295.9)	$248.3

Aggregate amortization expense for intangible assets included in cost of revenue was $20.9 million, $17.9 million, and $18.4 million for the fiscal years ended June 30, 2021, 2020 and 2019 respectively. Aggregate amortization expense for intangible assets included in operating expenses was $41.9 million, $32.7 million, and $34.5 million for the fiscal years ended June 30, 2021, 2020, and 2019, respectively. Future annual amortization expense at current exchange rates is as follows (in millions):

Fiscal year ending June 30:
2022	$63.8
2023	47.5
2024	39.7
2025	35.6
2026 and thereafter	139.7

Total	$326.3